UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2022
 _______________________________________
MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware			1-13881	52-2055918
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road,	Bethesda,	Maryland		20817
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000
 _______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	MAR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 6, 2022, Marriott International, Inc. (“Marriott”) held its Annual Meeting of Stockholders. Marriott’s stockholders voted on the items outlined in the 2022 Proxy Statement (“Proxy Statement”), filed with the Securities and Exchange Commission on March 22, 2022, as follows:

1.Marriott’s stockholders elected 12 director nominees named in the Proxy Statement with the following votes:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Anthony G. Capuano	2,473,565,450	15,497,200	3,452,830	408,952,270
Isabella D. Goren	2,482,266,330	6,535,670	3,713,480	408,952,270
Deborah M. Harrison	2,393,749,590	95,165,160	3,600,730	408,952,270
Frederick A. Henderson	2,412,424,830	75,249,940	4,840,710	408,952,270
Eric Hippeau	2,391,902,490	95,472,340	5,140,650	408,952,270
Debra L. Lee	2,423,174,680	65,396,890	3,943,910	408,952,270
Aylwin B. Lewis	2,446,374,380	41,201,790	4,939,310	408,952,270
David S. Marriott	2,375,647,050	111,505,210	5,363,220	408,952,270
Margaret M. McCarthy	2,469,155,350	19,587,090	3,773,040	408,952,270
George Muñoz	2,466,732,050	21,514,600	4,268,830	408,952,270
Horacio D. Rozanski	2,468,050,060	19,564,220	4,901,200	408,952,270
Susan C. Schwab	2,469,741,520	19,157,280	3,616,680	408,952,270

2.Marriott’s stockholders ratified the appointment of Ernst & Young LLP as Marriott’s independent registered public accounting firm for fiscal year 2022 with the following votes:

FOR	AGAINST	ABSTAIN
2,848,613,300	49,067,190	3,787,260

3.Marriott’s stockholders approved the advisory resolution on the compensation of Marriott’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,386,730,950	96,353,710	9,430,820	408,952,270

4.Marriott’s stockholders approved the Marriott International, Inc. Employee Stock Purchase Plan with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,468,700,090	19,654,580	4,160,810	408,952,270

5.Marriott’s stockholders did not approve a stockholder resolution requesting that the Board of Directors prepare a report on the economic and social costs and risks created by Marriott’s compensation and workforce practices with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
239,693,730	2,221,219,960	31,601,790	408,952,270

6.The stockholder resolution regarding an independent board chair policy was withdrawn by the stockholder proponent prior to the Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: May 11, 2022	By:	/s/ Andrew P.C. Wright
Andrew P.C. Wright
Vice President, Senior Counsel and Secretary

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